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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 8, 2004



                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)



           TENNESSEE                    333-80337                 62-1562558
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                     Identification No.)



                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)



                                 (865) 693-1000
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS


      (c)   Appointment of Principal Officer

            Biographical Information. On October 4, 2004, the Company announced that it has hired Mr. Gregory Roth as President and Chief Operating Officer of Team Health, Inc. Mr. Roth joins the Company after being employed with HCA - The Healthcare Company since January 1995. Beginning in July 1998, Mr. Roth served as President of HCA's Ambulatory Surgery Division. Prior to his appointment as President, Mr. Roth served in the capacity of Senior Vice President of Operations, Western Region from May 1997 to July 1998 and the Western Region's Chief Financial Officer from January 1995 to May 1997. Prior to joining HCA, Mr. Roth held various financial positions at Ornda HealthCorp from July 1994 to January 1995 and at EPIC Healthcare Group from April 1988 to July 1994. Prior to these positions, Mr. Roth held various positions in the healthcare industry. Mr. Roth is 47 years old.

            Employment Agreement. An employment agreement with the Company was executed on October 4, 2004, with it being effective on or about November 8, 2004. Material terms include: (i) an annual salary of $400,000, (ii) a grant of the right to purchase 85,000 shares of the Company at a price of $15.18 per share in accordance with the Company's Stock Option Plan, (iii) participation in the Company's annual management incentive plan up to 50% of his base salary in the event that established incentive targets are achieved, and up to 75% if such targets are exceeded based upon plan parameters, (iv) upon termination by the Company without cause, Mr. Roth will receive eighteen months of severance payments plus six months of notice prior to severance payments commencing, and (v) a term that extends to five years from the effective date, automatically renewable for successive one year terms. In addition, Mr. Roth will receive a bonus payment of $50,000 as consideration for execution of the employment agreement and will participate in the Company's executive benefit plans according to the terms of each of the plans.

            The employment agreement of Mr. Roth is filed as an exhibit to this Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

     On October 8, 2004 Team Health, Inc. issued a press release announcing the appointment of Mr. Gregory Roth as the Company's president and Chief Operating Officer.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEAM HEALTH, INC.
                                             (Registrant)


                                             /s/ Robert J. Abramowski
                                             -----------------------------------
Date: October 8, 2004                        Robert J. Abramowski
                                             Executive Vice President of Finance
                                             and Administration

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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------
10.28             Employment agreement of Mr. Gregory Roth

99.1              Press release issued by the Company on October 8, 2004


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